Summary Prospectus May 1, 2017
Virtus Strategic Allocation Series – Class A Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.
Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, statement of additional information (SAI), annual report and other information about the series online at virtus.com/our-products/vit.
You can also get this information at no cost by calling 800-367-5877 or by sending an e-mail to: virtus.investment.partners@virtus.com.
The series’ prospectus and SAI, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Series has an investment objective of high total return over an extended period of time consistent with prudent investment risk.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Strategic Allocation Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.
Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	Non	e
Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)	Class A
Management Fees(a)	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(b)	1.06%
Less: Expense Reimbursement(c)	(0.07)%
Total Annual Series Operating Expenses After Expense Reimbursement(b)(c)	0.99%
(a)
Restated to reflect current management fee.

(b)
The Total Annual Series Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Series and do not include proxy expenses or acquired fund fees and expenses.

(c)
The Series' investment adviser has contractually agreed to limit the Series' total annual operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, interest, brokerage commissions, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.98% through April 30, 2018. Following the contractual period, the adviser may discontinue this expense reimbursement arrangement at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the time such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same. and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$101	$330	$578	$1,288
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 114% of the average value of its portfolio.
Principal Investment Strategies
The Series targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. For the Series’ domestic equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the fund's non-U.S. equity exposure, which may be implemented through American Depositary Receipts (ADRs), the subadviser's process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Allocation percentages are measured at time of purchase.
The Series invests in equity and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The Series invests the fixed income portion of its portfolio in all sectors of fixed income securities, primarily in investment grade bonds; however, it may invest in high-yield/high-risk fixed income securities ("junk bonds"), including bank loans (which are generally floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the Series’ fixed income allocation has a dollar-weighted average duration of between two and eight years.
Principal Risks
The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by variable contract owners may impact the management of the Series and its ability to achieve its investment objective(s). The redemption by one or more large variable contract owners or groups of variable contract owners of their holdings in the Series could have an adverse impact on the remaining variable contract owners in the Series including by accelerating the realization of capital gains and increasing the Series’ transaction costs. The principal risks of investing in the Series are:
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Credit Risk.  The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

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Currency Rate Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series' shares.

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Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the Series to the same risks as direct investments in securities of foreign issuers.

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Emerging Market Investing Risk.  The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Series invests, will impact the value of the stocks held by the Series and thus, the value of the Series' shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

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Foreign Investing Risk.  The risk that the prices of foreign securities in the Series’ portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Growth Stocks Risk.  The risk that the Series’ investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk.  The risk that the issuers of high-yield/high-risk securities in the Series' portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Interest Rate Risk.  The risk that when interest rates rise, the values of the Series' debt securities, especially those with longer maturities, will fall.

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Large Market Capitalization Companies Risk.  The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Loan Risk.  The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the Series invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

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Long-Term Maturities/Durations Risk.  The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

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Market Volatility Risk.  The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk.  The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the Series invests, or that an impairment of the value of collateral underlying such securities, will cause the value of the securities to decrease.

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Short-Term Investments Risk.  The risk that the Series' short-term investments will not provide the liquidity or protection intended or will prevent the Series from experiencing positive movements in the Series' principal investment strategies.

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U.S. Government Securities Risk.  The risk that U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance
The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of two broad-based securities market indices (the Russell 1000® Growth Index and the Barclays U.S. Aggregate Bond Index) and a composite benchmark that reflects a hypothetical asset allocation among market sectors for the Series. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.
Calendar Year Annual Total Returns for Class A Shares
Best Quarter:	2Q/2009:	13.28%	Worst Quarter:	4Q/2008:	-14.29%	Year to date (3/31/17):	5.88%
Average Annual Total Returns (for the periods ended 12/31/16)	1 Year	5 Years	10 Years
Class A	0.82%	6.54%	4.53%
Russell 1000® Growth Index (does not reflect fees or expenses)	7.08%	14.50%	8.33%
Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees or expenses)	2.65%	2.23%	4.35%
Composite: 45% Russell 1000® Growth Index/15% MSCI EAFE® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees or expenses)	6.23%	9.27%	6.01%
Updated performance information is available at virtus.com or by calling 800-367-5877.
Management
The Adviser and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.
Duff  & Phelps Investment Management Co. (“Duff  & Phelps”) is the subadviser to the international equity portion of the Series, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is the subadviser for the domestic equity portion of the Series and Newfleet Asset Management, LLC (“Newfleet”) is the subadviser for the fixed income portion of the Series. Duff  & Phelps, KAR and Newfleet are each an affiliate of VIA.
Portfolio Managers
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David L. Albrycht, CFA,  President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the Series since 2007.

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Frederick A. Brimberg,  Senior Managing Director and Senior Portfolio Manager at Duff  & Phelps. Mr. Brimberg has served as a Portfolio Manager of the Series since September 2016.

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Doug Foreman, CFA,  Chief Investment Officer at KAR. Mr. Foreman has served as a Portfolio Manager of the Series since September 2016.

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Stephen H, Hooker, CFA,  Managing Director and Portfolio Manager at Newfleet. Mr. Hooker has served as a Portfolio Manager of the Series since April 2017.

Purchase and Sale of Series Shares
The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.
Tax Information
Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

100 Pearl Street
Hartford, CT 06103
8516-A	5-17
Payments to Insurance Companies and Other Financial Intermediaries
Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.